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                           ONE GROUP(R) MUTUAL FUNDS

                        EQUITY FUNDS COMBINED PROSPECTUS
                        Supplement dated March 17, 2000
                      to Prospectus dated November 1, 1999

                    One Group(R) Market Expansion Index Fund

None of the One Group equity funds may enter into futures contracts to the extent that the value of the futures contracts held (as measured by the value of the underlying securities) would exceed 25% of the respective fund's total assets. To ensure consistency in the management of the One Group equity funds, the following sentence on page 61 of the prospectus under the heading "One Group Market Expansion Index Fund" is deleted:

- Up to 5% of the Fund's total assets may be invested in futures contracts and related options.

In addition, One Group Market Expansion Index Fund may invest up to 5% of its total assets in cash or cash equivalents. Assets held in margin deposits and segregated accounts for futures contracts are not considered cash or cash equivalents for purposes of the 5% limitation.

                    INVESTORS SHOULD RETAIN THIS SUPPLEMENT
                    WITH THE PROSPECTUS FOR FUTURE REFERENCE